Exhibit 99.39
                                 -------------
                Computational Materials and/or ABS Term Sheets


     [LOGO OMITTED] Countrywide(R)                                                                  Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                            Countrywide Asset-Backed Certificates, Series 2005-13
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------------------


                                                             Group 2

                                                  ARM and Fixed    $591,926,549

                                                         Detailed Report

Summary of Loans in Statistical Calculation Pool                                                     Range
(As of Calculation Date)                                                                             -----

Total Number of Loans                                                       3,544
Total Outstanding Balance                                            $591,926,549
Average Loan Balance                                                     $167,022            $1,489 to $600,000
WA Mortgage Rate                                                           7.594%             5.000% to 12.000%
Net WAC                                                                    7.085%             4.491% to 11.491%
ARM Characteristics
       WA Gross Margin                                                     6.971%             2.750% to 12.000%
       WA Months to First Roll                                                 30                   2 to 36
       WA First Periodic Cap                                               1.775%              1.000% to 6.000%
       WA Subsequent Periodic Cap                                          1.411%              1.000% to 2.000%
       WA Lifetime Cap                                                    14.493%            11.500% to 19.000%
       WA Lifetime Floor                                                   7.628%             1.500% to 11.950%
WA Original Term (months)                                                     359                 180 to 360
WA Remaining Term (months)                                                    358                 176 to 360
WA LTV                                                                     77.57%              8.97% to 100.00%

      Percentage of Pool with CLTV > 100%                                   0.00%
      WA Effective LTV (Post MI)                                           77.57%
      Second Liens w/100% CLTV                                              0.00%
WA FICO                                                                       592
Secured by (% of pool)    1st Liens                                       100.00%
                          2nd Liens                                         0.00%
Prepayment Penalty at Loan Orig (% of all loans)                           67.88%



-------------------------------------------------------------------------------------------------------------------------------
 Top 5 States:     Top 5 Prop:        Doc Types:        Purpose Codes         Occ Codes           Grades          Orig PP Term
 -------------    -----------         ----------        -------------         ---------           ------          ------------
CA     18.66%    SFR     76.97%    FULL        71.04%   RCO      81.43%     OO       95.49%     A     74.57%       0    32.12%
FL      9.77%    PUD     12.86%    STATED      28.94%   PUR      13.75%     INV      3.15%      A-     7.19%       12    5.57%
AZ      5.52%    CND      5.40%    STREAM       0.02%   RNC       4.82%     2H       1.37%      B      9.41%       24   30.35%
IL      5.27%    2 FAM    3.44%                                                                 C      5.80%       30    0.06%
NY      4.86%    3 FAM    0.71%                                                                 C-     2.31%       36   31.90%
                                                                                                D      0.72%



===============================================================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                          Page 1 of 10

     [LOGO OMITTED] Countrywide(R)                                                                  Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                            Countrywide Asset-Backed Certificates, Series 2005-13
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------------------

                                                             Group 2

                                                 ARM and Fixed    $591,926,549

                                                         Detailed Report
-------------------------------------------------------------------------------------------------------------------------------
                                                      Program
-------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT       # OF      % OF    AVERAGE     GROSS    REMG.         ORIG
DESCRIPTION                         BALANCE      LOANS     TOTAL    BALANCE       WAC     TERM  FICO    LTV
-------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                        $5,041,258         23      0.85   $219,185     6.885   359.41   544   77.3
2/28 LIB6M                     $141,266,570        889     23.87   $158,905     7.669   359.02   586   76.5
2/28 LIB6M - IO - 24            $43,071,348        201      7.28   $214,285     7.057   359.06   606   79.6
2/28 LIB6M - IO - 60            $10,978,362         49      1.85   $224,048     7.055   358.22   609   78.4
3/27 LIB6M                     $251,717,285      1,637     42.53   $153,767     7.882   359.15   584   77.7
3/27 LIB6M - IO - 36            $59,132,806        298      9.99   $198,432     7.133   359.10   606   79.5
3/27 LIB6M - IO - 60             $8,287,905         44      1.40   $188,361     7.752   358.30   595   81.8
15Yr Fixed                       $2,970,547         18      0.50   $165,030     7.296   178.44   618   76.7
15Yr Fixed - CC                    $538,084          5      0.09   $107,617     8.252   178.74   617   83.1
30Yr Fixed                      $54,232,690        294      9.16   $184,465     7.157   358.56   614   75.1
30Yr Fixed - CC                  $6,283,175         49      1.06   $128,228     8.257   358.78   587   78.9
30Yr Fixed - IO - 60             $8,406,519         37      1.42   $227,203     7.058   358.68   623   78.7
-------------------------------------------------------------------------------------------------------------------------------
                               $591,926,549      3,544    100.00   $167,022     7.594   357.94   592   77.6
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                      Original Term
-------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT       # OF      % OF    AVERAGE     GROSS    REMG.         ORIG
DESCRIPTION                         BALANCE      LOANS     TOTAL    BALANCE       WAC     TERM  FICO    LTV
-------------------------------------------------------------------------------------------------------------------------------
ARM 360                        $519,495,534      3,141     87.76   $165,392     7.641   359.07   589   77.8
Fixed 180                        $3,508,631         23      0.59   $152,549     7.442   178.49   618   77.7
Fixed 360                       $68,922,384        380     11.64   $181,375     7.245   358.59   612   75.9
-------------------------------------------------------------------------------------------------------------------------------
                               $591,926,549      3,544    100.00   $167,022     7.594   357.94   592   77.6
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                 Range of Current Balance
-------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT       # OF      % OF    AVERAGE     GROSS    REMG.         ORIG
DESCRIPTION                         BALANCE      LOANS     TOTAL    BALANCE       WAC     TERM  FICO    LTV
-------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                  $30,276          3      0.01    $10,092     9.467   287.22   647   67.1
$25,000.01 - $50,000.00            $902,211         19      0.15    $47,485     9.256   356.82   568   57.9
$50,000.01 - $75,000.00         $14,689,692        232      2.48    $63,318     8.709   357.53   593   78.3
$75,000.01 - $100,000.00        $47,337,425        533      8.00    $88,813     8.122   356.92   593   79.7
$100,000.01 - $150,000.00      $129,530,670      1,044     21.88   $124,072     7.884   357.74   592   79.4
$150,000.01 - $200,000.00      $113,142,213        653     19.11   $173,265     7.560   357.60   589   75.8
$200,000.01 - $250,000.00       $99,992,010        446     16.89   $224,197     7.470   358.98   588   75.9
$250,000.01 - $300,000.00       $91,720,490        335     15.50   $273,793     7.272   358.50   594   76.5
$300,000.01 - $350,000.00       $68,626,889        211     11.59   $325,246     7.281   358.12   595   80.1
$350,000.01 - $400,000.00       $19,658,479         54      3.32   $364,046     7.137   359.22   598   78.0
$400,000.01 - $450,000.00        $3,806,905          9      0.64   $422,989     7.209   339.33   602   69.3
$450,000.01 - $500,000.00        $1,889,289          4      0.32   $472,322     6.134   358.75   626   71.0
$550,000.01 - $600,000.00          $600,000          1      0.10   $600,000     7.300   360.00   590   75.0
---------------------------------------------------------------------------------------------------------------------------
                               $591,926,549      3,544    100.00   $167,022     7.594   357.94   592   77.6
---------------------------------------------------------------------------------------------------------------------------



===============================================================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                          Page 2 of 10

     [LOGO OMITTED] Countrywide(R)                                                                  Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                            Countrywide Asset-Backed Certificates, Series 2005-13
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------------------

                                                             Group 2

                                                 ARM and Fixed    $591,926,549

                                                         Detailed Report
-------------------------------------------------------------------------------------------------------------------------------
                                                              State
-------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF    % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION                 BALANCE    LOANS   TOTAL    BALANCE     WAC     TERM  FICO    LTV
-------------------------------------------------------------------------------------------------------------------------------
Alabama                  $2,283,350       24    0.39   $ 95,140   7.723   359.03   588   84.1
Alaska                   $1,433,781        9    0.24   $159,309   9.110   358.79   576   92.5
Arizona                 $32,671,188      206    5.52   $158,598   7.508   359.14   585   76.9
Arkansas                 $1,255,506       12    0.21   $104,626   8.783   359.11   600   88.9
California             $110,480,395      454   18.66   $243,349   6.888   358.85   591   70.7
Colorado                $47,908,937       50    1.34   $158,179   7.650   358.69   594   81.5
Connecticut             $14,004,910       78    2.37   $179,550   7.769   356.53   585   78.6
Delaware                 $1,547,870       11    0.26   $140,715   7.778   359.49   600   80.6
District of Columbia     $3,115,675       15    0.53   $207,712   7.554   347.37   594   66.5
Florida                 $57,832,768      353    9.77   $163,832   7.673   356.72   593   78.5
Georgia                 $21,602,019      160    3.65   $135,013   8.092   358.16   597   83.9
Hawaii                   $5,352,401       17    0.90   $314,847   6.923   358.99   625   71.7
Idaho                    $2,571,887       23    0.43   $111,821   8.016   359.01   586   80.6
Illinois                $31,218,089      193    5.27   $161,752   7.834   357.41   595   79.9
Indiana                  $7,004,552       64    1.18   $109,446   8.403   359.11   592   85.3
Iowa                     $2,877,857       28    0.49   $102,781   8.309   359.00   589   82.8
Kansas                   $3,206,730       31    0.54   $103,443   8.320   359.15   610   85.8
Kentucky                 $3,089,551       27    0.52   $114,428   8.379   358.93   581   84.8
Louisiana                  $245,252        3    0.04   $ 81,751   8.016   358.13   595   78.8
Maine                    $2,423,333       16    0.41   $151,458   8.012   359.15   600   78.5
Maryland                $25,978,439      129    4.39   $201,383   7.593   358.94   591   77.6
Massachusetts           $17,034,418       78    2.88   $218,390   7.498   358.94   591   76.1
Michigan                $16,919,564      146    2.86   $115,887   8.058   357.82   597   82.4
Minnesota               $11,935,716       69    2.02   $172,981   7.597   359.04   597   81.2
Mississippi                $614,314        6    0.10   $102,386   7.823   358.46   599   87.6
Missouri                 $6,960,394       59    1.18   $117,973   8.133   359.13   601   81.8
Montana                  $1,254,151        9    0.21   $139,350   7.498   359.17   603   82.4
Nebraska                   $855,968        8    0.14   $106,996   8.566   359.33   575   89.3
Nevada                  $14,549,780       70    2.46   $207,854   7.330   359.00   607   77.3
New Hampshire            $3,769,127       21    0.64   $179,482   6.973   358.95   589   78.5
New Jersey              $26,419,788      130    4.46   $203,229   7.861   358.85   584   74.6
New Mexico               $3,829,884       24    0.65   $159,579   7.831   354.63   609   80.1
New York                $28,748,987      117    4.86   $245,718   7.389   356.39   586   72.6
North Carolina          $10,526,477       86    1.78   $122,401   7.980   357.88   594   82.3
North Dakota               $581,643        5    0.10   $116,329   8.902   359.37   577   85.1
Ohio                     $7,400,603       69    1.25   $107,255   8.167   356.65   588   81.8
Oklahoma                 $1,987,807       21    0.34   $ 94,657   8.447   359.20   587   85.6
Oregon                   $5,562,751       35    0.94   $158,936   7.194   359.24   615   82.2
Pennsylvania            $12,274,704       95    2.07   $129,207   8.117   359.02   581   80.2
Rhode Island               $497,422        2    0.08   $248,711   8.110   357.39   589   83.1
South Carolina           $5,688,826       40    0.96   $142,221   8.251   359.06   581   81.6
South Dakota               $537,188        5    0.09   $107,438   7.848   359.11   606   86.1
Tennessee                $6,257,920       55    1.06   $113,780   8.171   358.90   590   85.6
Texas                   $21,678,230      192    3.66   $112,907   8.151   350.12   592   81.3
Utah                     $4,734,342       38    0.80   $124,588   7.311   358.86   611   81.7


===============================================================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                          Page 3 of 10

     [LOGO OMITTED] Countrywide(R)                                                                  Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                            Countrywide Asset-Backed Certificates, Series 2005-13
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------------------

                                                             Group 2

                                                 ARM and Fixed    $591,926,549

                                                         Detailed Report
-------------------------------------------------------------------------------------------------------------------------------
                                                              State
-------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF     % OF    AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                 BALANCE    LOANS    TOTAL    BALANCE      WAC     TERM   FICO    LTV
-------------------------------------------------------------------------------------------------------------------------------
Vermont                    $855,279        6     0.14   $142,546    7.974   359.15    581   80.6
Virginia                $15,802,549       92     2.67   $171,767    7.545   358.88    578   77.5
Washington              $18,519,556      102     3.13   $181,564    7.219   358.96    597   79.5
West Virginia            $1,799,329       12     0.30   $149,944    7.934   358.33    579   79.9
Wisconsin                $5,404,435       40     0.91   $135,111    8.698   359.03    597   82.1
Wyoming                    $820,907        9     0.14   $ 91,212    8.195   359.25    588   86.6
-------------------------------------------------------------------------------------------------------------------------------
                       $591,926,549    3,544   100.00   $167,022    7.594   357.94    592   77.6
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                     Loan-to-Value Ratios
-------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF     % OF    AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                 BALANCE    LOANS    TOTAL    BALANCE      WAC     TERM   FICO    LTV
-------------------------------------------------------------------------------------------------------------------------------
<= 50.00                $24,003,497      147     4.06   $163,289    7.122   359.08    580   41.9
50.01 - 55.00           $14,102,586       79     2.38   $178,514    7.157   358.97    583   52.9
55.01 - 60.00           $18,837,996      109     3.18   $172,826    7.203   357.87    576   58.0
60.01 - 65.00           $29,865,367      170     5.05   $175,679    7.228   353.57    578   63.4
65.01 - 70.00           $42,025,756      227     7.10   $185,135    7.534   358.97    576   68.6
70.01 - 75.00           $61,954,211      323    10.47   $191,809    7.519   358.51    580   73.7
75.01 - 80.00          $202,804,722    1,320    34.26   $153,640    7.394   358.16    605   79.5
80.01 - 85.00           $74,211,078      407    12.54   $182,337    7.758   357.89    582   84.3
85.01 - 90.00           $90,075,333      507    15.22   $177,663    7.931   357.82    597   89.5
90.01 - 95.00           $20,134,343      142     3.40   $141,791    8.713   357.45    596   94.5
95.01 - 100.00          $13,911,660      113     2.35   $123,112    8.905   357.42    601   99.6
-------------------------------------------------------------------------------------------------------------------------------
                       $591,926,549    3,544   100.00   $167,022    7.594   357.94    592   77.6
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Current Gross Coupon
-------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF     % OF    AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                 BALANCE    LOANS    TOTAL    BALANCE      WAC     TERM   FICO    LTV
-------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000              $754,215        3     0.13   $251,405    5.000   359.31    563   48.6
5.001 - 5.500            $5,902,818       25     1.00   $236,113    5.337   359.44    588   64.0
5.501 - 6.000           $28,078,471      124     4.74   $226,439    5.867   355.68    619   68.7
6.001 - 6.500           $67,445,806      326    11.39   $206,889    6.353   357.73    611   75.0
6.501 - 7.000          $111,091,183      606    18.77   $183,319    6.820   358.35    606   75.0
7.001 - 7.500           $95,404,300      553    16.12   $172,521    7.306   358.48    599   77.8
7.501 - 8.000          $105,004,437      647    17.74   $162,294    7.796   357.11    593   79.1
8.001 - 8.500           $62,450,206      406    10.55   $153,818    8.298   358.52    575   79.5
8.501 - 9.000           $57,835,720      390     9.77   $148,297    8.791   358.96    566   81.9
9.001 - 9.500           $26,621,511      208     4.50   $127,988    9.286   357.57    558   81.9
9.501 - 10.000          $17,240,795      131     2.91   $131,609    9.773   357.47    555   80.6
10.001 - 10.500          $7,197,271       59     1.22   $121,988   10.308   355.79    563   84.1
10.501 - 11.000          $4,041,688       36     0.68   $112,269   10.810   356.58    557   85.7




===============================================================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                          Page 4 of 10

     [LOGO OMITTED] Countrywide(R)                                                                  Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                            Countrywide Asset-Backed Certificates, Series 2005-13
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------------------

                                                             Group 2

                                                 ARM and Fixed    $591,926,549

                                                         Detailed Report
-------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Current Gross Coupon
-------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF     % OF    AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                 BALANCE    LOANS    TOTAL    BALANCE      WAC     TERM   FICO    LTV
-------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500          $1,760,702       17     0.30   $103,571   11.362   359.51    568   85.6
11.501 - 12.000          $1,097,426       13     0.19    $84,417   11.819   357.59    556   78.9
-------------------------------------------------------------------------------------------------------------------------------
                       $591,926,549    3,544   100.00   $167,022    7.594   357.94    592   77.6
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                          Property Type
-------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF     % OF    AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                 BALANCE    LOANS    TOTAL    BALANCE      WAC     TERM   FICO    LTV
-------------------------------------------------------------------------------------------------------------------------------
SFR                    $455,635,047    2,796    76.97    $162,960   7.602   358.11    590   77.6
PUD                     $76,099,190      409    12.86    $186,062   7.522   357.57    595   79.2
CND                     $31,980,605      215     5.40    $148,747   7.671   358.45    598   77.7
2 FAM                   $20,345,673       92     3.44    $221,149   7.433   357.94    602   73.0
3 FAM                    $4,176,669       16     0.71    $261,042   7.795   359.48    597   68.0
4 FAM                    $1,917,814        7     0.32    $273,973   7.860   320.11    563   66.8
CNDP                     $1,771,551        9     0.30    $196,839   8.092   359.19    592   78.9
-------------------------------------------------------------------------------------------------------------------------------
                       $591,926,549    3,544   100.00    $167,022   7.594   357.94    592   77.6
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             Purpose
-------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF     % OF     AVERAGE   GROSS     REMG.          ORIG
DESCRIPTION                 BALANCE    LOANS    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-------------------------------------------------------------------------------------------------------------------------------
RCO                    $481,992,755    2,610    81.43    $184,672   7.515   357.86    589   76.4
PUR                     $81,401,294      756    13.75    $107,674   8.099   358.81    607   83.4
RNC                     $28,532,501      178     4.82    $160,295   7.479   356.95    604   80.4
-------------------------------------------------------------------------------------------------------------------------------
                       $591,926,549    3,544   100.00    $167,022   7.594   357.94    592   77.6
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                            Occupancy
-------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF     % OF     AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                 BALANCE    LOANS    TOTAL     BALANCE      WAC     TERM   FICO    LTV
-------------------------------------------------------------------------------------------------------------------------------

OO                     $565,202,372    3,367    95.49     $167,865   7.568   357.89    591   77.7
INV                     $18,631,063      129     3.15     $144,427   8.085   359.09    605   76.2
2H                       $8,093,114       48     1.37     $168,607   8.230   359.19    608   75.3
-------------------------------------------------------------------------------------------------------------------------------
                       $591,926,549    3,544   100.00     $167,022   7.594   357.94    592   77.6
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                         Range of Months Remaining to Scheduled Maturity
-------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF     % OF    AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                 BALANCE    LOANS    TOTAL    BALANCE      WAC     TERM   FICO    LTV
-------------------------------------------------------------------------------------------------------------------------------
121 - 180                $3,508,631       23     0.59   $152,549    7.442   178.49    618   77.7



===============================================================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                          Page 5 of 10

     [LOGO OMITTED] Countrywide(R)                                                                  Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                            Countrywide Asset-Backed Certificates, Series 2005-13
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------------------

                                                             Group 2

                                                 ARM and Fixed    $591,926,549

                                                         Detailed Report
-------------------------------------------------------------------------------------------------------------------------------
                                         Range of Months Remaining to Scheduled Maturity
-------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF     % OF    AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                 BALANCE    LOANS    TOTAL    BALANCE      WAC     TERM   FICO    LTV
-------------------------------------------------------------------------------------------------------------------------------
181 - 300                   $57,450        2     0.01    $28,725   10.950   291.60    629   82.4
301 - 360              $588,360,468    3,519    99.40   $167,195    7.594   359.02    592   77.6
-------------------------------------------------------------------------------------------------------------------------------
                       $591,926,549    3,544   100.00   $167,022    7.594   357.94    592   77.6
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                         Collateral Grouped by Document Type
-------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF     % OF    AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                 BALANCE    LOANS    TOTAL    BALANCE      WAC     TERM   FICO    LTV
-------------------------------------------------------------------------------------------------------------------------------
FULL                   $420,533,729    2,646    71.04   $158,932    7.540   358.27    588   78.7
STATED INCOME          $171,292,020      897    28.94   $190,961    7.725   357.15    602   74.8
STREAMLINE                 $100,800        1     0.02   $100,800    9.250   360.00    562   90.0
-------------------------------------------------------------------------------------------------------------------------------
                       $591,926,549    3,544   100.00   $167,022    7.594   357.94    592   77.6
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                         Collateral Grouped by FICO
-------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF     % OF    AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                 BALANCE    LOANS    TOTAL    BALANCE      WAC     TERM   FICO    LTV
-------------------------------------------------------------------------------------------------------------------------------
781 - 800                  $335,598        3     0.06    $111,866    6.991   358.56  794   72.1
761 - 780                  $967,310        6     0.16    $161,218    6.621   358.80  766   70.9
741 - 760                  $900,446        4     0.15    $225,111    6.835   359.53  753   81.8
721 - 740                $3,523,719       21     0.60    $167,796    7.125   358.91  730   80.2
701 - 720                $3,165,950       21     0.53    $150,760    6.855   338.30  709   76.3
681 - 700                $7,908,982       50     1.34    $158,180    6.866   358.79  689   72.9
661 - 680               $14,466,905       91     2.44    $158,977    7.005   354.12  669   76.8
641 - 660               $30,808,401      194     5.20    $158,806    7.006   357.48  650   76.5
621 - 640               $86,603,831      502    14.63    $172,518    7.219   358.07  630   80.2
601 - 620              $112,610,976      658    19.02    $171,141    7.322   357.65  611   79.7
581 - 600              $102,408,403      619    17.30    $165,442    7.524   357.85  590   79.2
561 - 580               $82,182,182      477    13.88    $172,290    7.757   359.00  571   77.2
541 - 560               $61,152,867      383    10.33    $159,668    8.050   358.66  551   75.9
521 - 540               $46,138,866      279     7.79    $165,372    8.257   357.45  532   73.7
501 - 520               $36,034,705      218     6.09    $165,297    8.491   359.05  511   71.2
<= 500                   $2,717,409       18     0.46    $150,967    9.138   359.13  499   74.4
-------------------------------------------------------------------------------------------------------------------------------
                       $591,926,549    3,544   100.00    $167,022    7.594   357.94  592   77.6
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                         Range of Months Remaining to Scheduled Maturity
-------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF     % OF    AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                 BALANCE    LOANS    TOTAL    BALANCE      WAC     TERM   FICO    LTV
-------------------------------------------------------------------------------------------------------------------------------
A                      $441,380,294    2,667    74.57    $165,497    7.513   357.79  598   79.1
A-                      $42,552,153      224     7.19    $189,965    7.727   358.16  576   78.1




===============================================================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                          Page 6 of 10

     [LOGO OMITTED] Countrywide(R)                                                                  Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                            Countrywide Asset-Backed Certificates, Series 2005-13
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------------------

                                                             Group 2

                                                 ARM and Fixed    $591,926,549

                                                         Detailed Report
-------------------------------------------------------------------------------------------------------------------------------
                                                              Grade
-------------------------------------------------------------------------------------------------------------------------------
                             CURRENT    # OF     % OF    AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                  BALANCE   LOANS    TOTAL    BALANCE      WAC     TERM   FICO    LTV
-------------------------------------------------------------------------------------------------------------------------------
B                        $55,726,003     335     9.41   $166,346    7.826   358.63    572   73.1
C                        $34,345,322     201     5.80   $170,872    7.971   358.24    570   68.2
C-                       $13,670,765      88     2.31   $155,350    7.703   358.31    579   71.0
D                         $4,252,011      29     0.72   $146,621    8.154   359.49    571   69.5
-------------------------------------------------------------------------------------------------------------------------------
                        $591,926,549   3,544   100.00  $167,022     7.594   357.94    592   77.6
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                        Collateral Grouped by Prepayment Penalty Months
-------------------------------------------------------------------------------------------------------------------------------
                             CURRENT    # OF     % OF    AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                  BALANCE   LOANS    TOTAL    BALANCE      WAC     TERM   FICO    LTV
-------------------------------------------------------------------------------------------------------------------------------
0                       $190,136,459   1,169    32.12   $162,649    7.940   357.13    592   78.1
12                       $32,979,242     160     5.57   $206,120    7.511   358.99    593   75.4
24                      $179,624,932   1,053    30.35   $170,584    7.425   359.02    591   77.2
30                          $338,341       2     0.06   $169,170    7.603   358.00    596   86.9
36                      $188,847,575   1,160    31.90   $162,800    7.420   357.56    592   77.8
-------------------------------------------------------------------------------------------------------------------------------
                        $591,926,549   3,544   100.00   $167,022    7.594   357.94    592   77.6
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                         Range of Months to Roll                             (Excludes 403 Fixed Rate Mortgages)
-------------------------------------------------------------------------------------------------------------------------------
                             CURRENT    # OF     % OF    AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                  BALANCE   LOANS    TOTAL    BALANCE      WAC     TERM   FICO    LTV
-------------------------------------------------------------------------------------------------------------------------------
0 - 6             5       $5,103,363      26     0.98   $196,283    6.934   358.59    545   77.4
7 - 12           11         $146,617       1     0.03   $146,617    7.875   335.00    630   90.0
19 - 24          23     $195,278,309   1,137    37.59   $171,749    7.498   358.99    591   77.3
25 - 31          31       $1,082,191       4     0.21   $270,548    7.612   355.00    567   80.1
32 - 37          35     $317,885,055   1,973    61.19   $161,118    7.740   359.15    588   78.1
-------------------------------------------------------------------------------------------------------------------------------
                        $519,495,534   3,141   100.00   $165,392    7.641   359.07    589   77.8
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Margin                     (Excludes 403 Fixed Rate Mortgages)
-------------------------------------------------------------------------------------------------------------------------------
                             CURRENT    # OF     % OF    AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                  BALANCE   LOANS    TOTAL    BALANCE      WAC     TERM   FICO    LTV
-------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000               $343,423       2     0.07   $171,711    7.062   358.74    558   61.6
3.001 - 4.000             $4,334,052      22     0.83   $197,002    7.583   359.03    578   80.9
4.001 - 5.000            $12,766,108      65     2.46   $196,402    6.567   359.19    578   62.8
5.001 - 6.000           $100,465,675     602    19.34   $166,887    7.094   359.20    589   74.5
6.001 - 7.000           $166,424,521     934    32.04   $178,185    7.235   359.08    599   77.9
7.001 - 8.000           $150,476,883     940    28.97   $160,082    7.896   359.04    590   78.7
8.001 - 9.000            $67,580,628     443    13.01   $152,552    8.633   358.94    572   81.7
9.001 - 10.000           $15,607,022     118     3.00   $132,263    9.371   358.99    560   82.2
10.001 - 11.000             $971,184       9     0.19   $107,909   10.452   359.10    589   94.5




===============================================================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                          Page 7 of 10

     [LOGO OMITTED] Countrywide(R)                                                                  Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                            Countrywide Asset-Backed Certificates, Series 2005-13
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------------------------

                                                             Group 2

                                                 ARM and Fixed    $591,926,549

                                                         Detailed Report


                                    11.001 - 12.000 $526,038 6 0.10 $87,673 10.620 359.12 575 86.7

                         $519,495,534 3,141 100.00 $165,392 7.641 359.07 589 77.8




                                                           [GRAPHIC OMITTED]
11.001 - 11.500             $155,829      1    0.03     $155,829    5.500   359.00  573   80.0
11.501 - 12.000           $1,727,333      8    0.33     $215,917    5.526   359.13  587   55.8
12.001 - 12.500          $11,318,430   53      2.18     $213,555    5.856   358.90  597   66.5
12.501 - 13.000          $30,096,068   145     5.79     $207,559    6.148   358.99  611   71.6
13.001 - 13.500          $65,499,795   331    12.61     $197,885    6.578   359.04  604   76.4
13.501 - 14.000          $98,828,377   550    19.02     $179,688    6.985   359.10  602   75.6
14.001 - 14.500          $81,914,270   482    15.77     $169,947    7.453   359.08  594   77.8
14.501 - 15.000          $84,909,390   541    16.34     $156,949    7.897   359.07  590   80.0
15.001 - 15.500          $51,818,259   341     9.97     $151,960    8.408   359.05  573   79.9
15.501 - 16.000          $46,641,524   315     8.98     $148,068    8.824   359.07  563   81.5
16.001 - 16.500          $19,452,152   150     3.74     $129,681    9.303   359.05  558   81.9
16.501 - 17.000          $15,173,285   115     2.92     $131,942    9.800   359.29  552   79.4
17.001 - 17.500           $5,632,969   48      1.08     $117,354   10.331   359.23  561   83.8
17.501 - 18.000           $3,600,168   33      0.69     $109,096   10.825   359.27  560   88.0
18.001 - 18.500           $1,689,226   16      0.33     $105,577   11.364   359.53  570   86.5
18.501 - 19.000           $1,038,460   12      0.20     $86,538    11.811   357.57  553   77.7
14.493                  $519,495,534  3,141   100.00    $165,392    7.641   359.07  589   77.8
==================== ================ ====== ========= =========== ======== ======= ===== ====

                                                           [GRAPHIC OMITTED]
1.000                     $7,610,043   39      1.46     $195,129     7.283   359.33  562   77.5
1.500                   $411,276,440  2,494   79.17     $164,906     7.608   359.22  590   77.7
2.000                     $5,308,502   31      1.02     $171,242     7.590   357.90  585   76.4
3.000                    $94,950,350   575    18.28     $165,131     7.817   358.46  585   78.4
5.000                       $195,000      1    0.04     $195,000     7.400   359.00  599   79.9
6.000                       $155,200      1    0.03     $155,200     6.400   359.00  636   80.0
                        $519,495,534  3,141   100.00    $165,392     7.641   359.07  589   77.8
================ ==================== ====== ========= ============ ======== ======= ===== ====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                       Page 8 of 10 11/1/2005 11:10:21 AM
[GRAPHIC OMITTED]


                                                            Computational  Materials For  Countrywide  Asset-Backed  Certificates,
                                                            Series 2005-13


       Group 2 ARM and Fixed $591,926,549 Detailed Report

                                                           [GRAPHIC OMITTED]
1.000                    $93,003,585    551    17.90     $168,791     7.755   358.56  585   78.7
1.500                   $425,916,101  2,586    81.99     $164,701     7.616   359.18  590   77.6
2.000                       $575,849      4     0.11     $143,962     7.769   358.57  555   72.8
================ ==================== ====== ========= ============ ======== ======= ===== ====
================ ==================== ====== ========= ============ ======== ======= ===== ====
                        $519,495,534  3,141   100.00     $165,392     7.641   359.07  589   77.8

                                                           [GRAPHIC OMITTED]
1.001 - 2.000                $82,431      1    0.02     $82,431     7.900   359.00  582   80.0
2.001 - 3.000                $88,637      1    0.02     $88,637     7.600   358.00  574   66.4
4.001 - 5.000               $754,215      3    0.15     $251,405    5.000   359.31  563   48.6
5.001 - 6.000            $28,555,397   129     5.50     $221,360    5.789   359.23  606   68.2
6.001 - 7.000           $148,848,353   794    28.65     $187,466    6.665   359.10  605   75.3
7.001 - 8.000           $176,596,316  1,059   33.99     $166,758    7.570   359.05  595   78.5
8.001 - 9.000           $111,415,800   730    21.45     $152,624    8.533   358.98  570   80.6
9.001 - 10.000           $40,778,443   314     7.85     $129,868    9.478   359.10  556   81.3
> 10.000                 $12,375,942   110     2.38     $112,509   10.737   359.26  563   84.6
                        $519,495,534  3,141   100.00    $165,392    7.641   359.07  589   77.8
=================== ================= ====== ========= =========== ======== ======= ===== ====

                                                           [GRAPHIC OMITTED]
01/06                       $126,141    2      0.02      $63,070    5.902   354.01  589   98.9
03/06                        $24,133    1      0.00      $24,133    9.500   280.00  637   65.0
04/06                     $2,499,371   12      0.48     $208,281    6.951   359.00  546   76.8
05/06                     $2,453,717   11      0.47     $223,065    6.943   359.19  540   77.0
10/06                       $146,617    1      0.03     $146,617    7.875   335.00  630   90.0
06/07                       $927,471    5      0.18     $185,494    7.914   355.00  597   83.4
07/07                     $1,060,107    4      0.20     $265,027    6.698   356.00  570   85.8
08/07                     $4,827,748   29      0.93     $166,474    7.587   357.06  594   76.2
09/07                    $28,368,956   163     5.46     $174,043    7.479   358.02  590   77.2
10/07                   $117,156,653   680    22.55     $172,289    7.542   359.00  591   77.4
11/07                    $42,937,374   256     8.27     $167,724    7.393   360.00  595   76.7
06/08                     $1,082,191    4      0.21     $270,548    7.612   355.00  567   80.1
07/08                     $1,235,409    7      0.24     $176,487    7.856   356.00  598   81.9
08/08                     $3,821,563   24      0.74     $159,232    7.877   357.09  593   82.9
09/08                    $31,562,938   200     6.08     $157,815    7.991   358.13  581   77.8
10/08                   $195,671,780  1,212   37.67     $161,445    7.733   359.00  589   78.7
11/08                    $85,593,365   530    16.48     $161,497    7.657   360.00  588   76.7

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                       Page 9 of 10 11/1/2005 11:10:21 AM
[GRAPHIC OMITTED]


























                                                            Computational  Materials For  Countrywide  Asset-Backed  Certificates,
                                                            Series 2005-13


       Group 2 ARM and Fixed $591,926,549 Detailed Report

==================== ================= ====== ============================================ ====== ========= ==== =================
                                                     Next Interest Adjustment Date                (Excludes 403  Fixed Rate
                                                                                                                 Mortgages)
==================== ================= ====== ============================================ ====== ========= ==== =================
==================== ================= ====== ============================================ ====== ========= ==== =================
                              CURRENT  # OF   % OF AVERAGE GROSS REMG.                     ORIG
DESCRIPTION                   BALANCE  LOANS  TOTAL BALANCE WAC TERM FICO                   LTV
==================== ================= ====== ============================================ ====== ========= ==== =================
==================== ================= ====== ============================================ ====== ========= ==== =================
                         $519,495,534  3,141  100.00 $165,392 7.641 359.07 589             77.8
==================== ================= ====== ============================================ ====== ========= ==== =================

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                      Page 10 of 10 11/1/2005 11:10:21 AM
